cbdMD Reports Second Quarter Fiscal 2021 Results

YOY Net Sales Increased 26% for the March 2021 Quarter
Resulting in a Record Trailing Twelve Month Net Sales Of Over $46.4 Million

Company Expects Q1 Fiscal 2022 Net Sales to Range from $15.5 million to $16.25 million

CHARLOTTE, NC—May 12, 2021—(Business Wire)-- cbdMD, Inc. (NYSE American: YCBD, YCBDpA), one of the nation’s leading and most highly trusted and recognized cannabidiol (CBD) brands, today announced its financial results and its business highlights for its second quarter and six months ended March 31, 2021.

Financial highlights for the Quarter Ended March 31, 2021:

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Net sales of $11.8 million for the second quarter of fiscal 2021 increased by 26% year-over-year from $9.4 million in the second quarter of fiscal 2020 for a record high for the March quarter.

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Gross profit margin for the second quarter of fiscal 2021 remained strong at approximately 69%, down slightly from 71% in the prior year’s second quarter.

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E-commerce direct-to-consumer net sales were $8.4 million, an increase of 23.3% from the prior year’s second fiscal quarter.

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Wholesale (including brick and mortar retail customers) net sales were $3.4 million, an increase of 31.3% from the prior year’s second fiscal quarter.

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Paw CBD (our award-winning CBD pet brand) had net sales of $1.4 million, an increase of 84% from the prior year’s second fiscal quarter.

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Quarterly operating expenses for the second quarter of fiscal 2021 remained relatively constant as compared to the second quarter of fiscal 2020 at $12.3 million.

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Loss from operations decreased by 25.6% to $4.1 million for the second quarter of fiscal 2021 compared to $5.6 million from the prior year’s second fiscal quarter.

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Non-GAAP adjusted operating loss decreased by 44% to $2.7 million, compared to $4.9 million from the prior year’s quarter, and for the six months ending March 31, 2021, our non-GAAP adjusted operating loss decreased by 67% to $3.3 million compared to $9.9 million for the prior year’s period.

●
Net loss attributable to common shareholders for the second quarter of fiscal 2021 was approximately $13.1 million, or ($0.24) per share, as compared to net income of approximately $14.8 million, or $0.41 per share from the prior year’s second fiscal quarter. Our net loss attributable to common shareholders was principally attributable to an increase of approximately $8.9 million in the non-cash contingent liability which is associated with earnout shares which may be issued under the terms of the December 2018 acquisition of Cure Based Development (which owned the cbdMD brand).

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As of March 31, 2021, we had working capital of approximately $27.9 million and cash on hand of approximately $23.7 million as compared to working capital of approximately $16.0 million and cash on hand of approximately $14.8 million at September 30, 2020.

Business highlights since the start of the second quarter of fiscal 2021 include:

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Entered Global Beauty and Skincare Market with the launch of cbdMD Botanicals.

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Successfully implemented NetSuite as our new ERP.

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Launched cbdMD Therapeutics subsidiary to advance cannabinoid science and clinical studies.

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Hired Dr. Sibyl Swift, Former FDA to Co-Chair cbdMD Therapeutics.

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Invested an additional $750,000 (total investment of $1 million) into ADRA Acquisition Corporation (SPAC), prior to its successful IPO of $115,000,000 (NYSE American:ADRA).

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Renewed our NSF certification and underwent the US Hemp Authority audit, receiving our seal of approval on May 10, 2021.

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Developed new merchant processing relationships, expected cost savings starting third quarter of fiscal 2021.

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Expanded our portfolio of TV commercials to include Paw CBD and developed a new TV campaign that launched April 1, 2021.

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Continued to strengthen our portfolio of strategic athlete and sponsorship programs, including Professional rally driver megastar Ken Block.

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Signed an exclusive sponsorship agreement to be the Official CBD Partner of the NOBULL CrossFit Games.

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Signed a sponsorship agreement with Master Champion and 9 Time PGA Tour Winner, Patrick Reed, who is now on Team cbdMD.

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Won 2021 Product of the Year Awards for cbdMD’s CBD Gummies and Paw CBD’s CBD Hard Chews for Dogs.

“We continue to build upon our success and develop our science and infrastructure, which we believe will drive shareholder value and separate our brands from our competition. We believe that our proven ability to innovate our marketing as well as deliver award winning products to our consumers will achieve significant and lasting market brand recognition and consumer acceptance for our cbdMD, Paw CBD and cbdMD Botanicals brands,” said Martin Sumichrast, Chairman and Co-CEO of cbdMD, Inc.

cbdMD, Inc. will host a conference call at 4:15 p.m., Eastern time, on Wednesday, May 12, 2021, to discuss the company’s first quarter fiscal 2021 financial results and business progress.

CONFERENCE CALL DETAILS

Title:	cbdMD Second Quarter 2021 Earnings Call
Event Date:	Wednesday, May 12, 2021 - 4:15 PM Eastern Time
Event Link:	Webcast URL https://www.webcaster4.com/Webcast/Page/2206/41216
Webcast Replay Expiration:	Thursday, May 12, 2022

Participant Numbers:	Toll Free: 888-506-0062International: 973-528-0011 Entry code (not required): 233626
Replay Number:	Toll Free: 877-481-4010International: 919-882-2331Replay Passcode: 41216

About cbdMD, Inc.

cbdMD, Inc. is one of the leading and most highly trusted and most recognized cannabidiol (CBD) brands with a comprehensive line of U.S. produced, THC-free1 CBD products. Our cbdMD brand currently includes over 130 SKUs of high-grade, premium CBD products including CBD tinctures, CBD gummies, CBD topicals, CBD capsules, CBD bath bombs, CBD bath salts, CBD sleep aids and CBD drink mixes. Our Paw CBD brand of pet products includes over 45 SKUs of veterinarian-formulated products including tinctures, chews, topicals products in varying strengths, and our CBD Botanicals brand of beauty and skincare products features 15 SKUs, including facial oil and serum, toners, moisturizers, clear skin, facial masks, exfoliants and body care. To learn more about cbdMD and their comprehensive line of U.S. grown, THC-free1 CBD oil products, please visit www.cbdmd.com, follow cbdMD on Instagram and Facebook, or visit one of the 6,000 retail outlets that carry cbdMD products.

1 THC-free is defined as below the level of detection using validated scientific analytical methods.

Forward-Looking Statements

This press release contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements can be identified by the use of words such as ''should,'' ''may,'' ''intends,'' ''anticipates,'' ''believes,'' ''estimates,'' ''projects,'' ''forecasts,'' ''expects,'' ''plans,'' and ''proposes.'' These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including, but not limited to, our ability to achieve our first quarter fiscal 2022 net sales guidance. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading "Risk Factors" in cbdMD, Inc.'s Annual Report on Form 10-K for the fiscal year ended September 30, 2020 as filed with the Securities and Exchange Commission (the "SEC") on December 22, 2020, Item 1A. Risk Factors, contained in our Quarterly Report on Form 10-Q for the period ended March 31, 2021 as filed with the SEC on May 12, 2021 and our other filings with the SEC. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of cbdMD, Inc. and are difficult to predict. cbdMD, Inc. does not undertake any duty to update any forward-looking statements except as may be required by law. The information which appears on our websites and our social media platforms, including, but not limited to, Instagram and Facebook, is not part of this press release.

Non-GAAP Financial Measures

This press release includes a financial measure that excludes the impact of certain items and therefore has not been calculated in accordance with U.S. generally accepted accounting principles ("GAAP"). cbdMD, Inc. has included adjusted loss from operations because management uses this measure to assess operating performance in order to highlight trends in our business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP. The adjusted operating loss has not been prepared in accordance with GAAP. This non-GAAP financial measure should not be considered as an alternative to, or more meaningful than, net loss from operations as an indicator of our operating performance. Further, this non-GAAP financial measure, as presented by cbdMD, Inc., may not be comparable to similarly titled measures reported by other companies. cbdMD, Inc. has attached to this press release a reconciliation of this non-GAAP financial measure to its most directly comparable GAAP financial measure.

cbdMD, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
MARCH 31, 2021 AND SEPTEMBER 30, 2020

	(Unaudited)
	March 31,	September 30,
	2021	2020
Assets

Current assets:
Cash and cash equivalents	$23,711,600	$14,824,644
Accounts receivable	1,848,465	911,482
Accounts receivable – discontinued operations	22,217	447,134
Marketable securities	32,034	26,472
Investment other securities	1,000,000	250,000
Inventory	4,331,545	4,603,360
Inventory prepaid	478,629	288,178
Prepaid software	-	174,308
Prepaid sponsorship	1,777,304	1,203,300
Prepaid expenses and other current assets	1,544,541	983,374
Total current assets	34,746,335	23,712,252

Other assets:
Property and equipment, net	2,976,904	3,183,487
Operating lease assets	6,240,059	6,851,357
Deposits for facilities	789,583	790,708
Intangible assets, net	21,635,000	21,635,000
Goodwill	54,669,997	54,669,997
Total other assets	86,311,543	87,130,549

Total assets	$121,057,878	$110,842,801

CONDENSED CONSOLIDATED BALANCE SHEETS
MARCH 31, 2021 AND SEPTEMBER 30, 2020
(continued)

	(Unaudited)
	March 31,	September 30,
	2021	2020
Liabilities and shareholders' equity

Current liabilities:
Accounts payable	$2,835,236	$2,850,421
Accrued expenses	1,729,594	2,769,920
Operating leases – current portion	1,213,891	1,159,098
Paycheck Protection Program loan, current portion	1,027,403	854,000
Note payable	57,522	55,639
Total current liabilities	6,863,646	7,689,078

Long term liabilities:
Long term liabilities	-	264,367
Note payable	139,215	-
Paycheck Protection Program loan	428,697	602,100
Operating leases - long term portion	5,414,751	6,010,208
Contingent liability	22,300,000	16,200,000
Deferred tax liability	27,000	895,000
Total long term liabilities	28,309,663	23,971,675

Total liabilities	35,173,309	31,660,753

cbdMD, Inc. shareholders' equity:
Preferred stock, authorized 50,000,000 shares, $0.001
par value, 2,800,000 and 500,000 shares issued and outstanding, respectively	2,800	500
Common stock, authorized 150,000,000 shares, $0.001
par value, 56,337,787 and 52,130,870 shares issued and outstanding, respectively	56,338	52,131
Additional paid in capital	155,780,222	126,517,784
Accumulated deficit	(69,954,791)	(47,388,367)
Total cbdMD, Inc. shareholders' equity	85,884,569	79,182,048

Total liabilities and shareholders' equity	$121,057,878	$110,842,801

cbdMD, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE AND SIX MONTHS ENDED MARCH 31, 2021 and 2020

	Three Months	Three Months	Six Months	Six Months
	Ended	Ended	Ended	Ended
	March 31,	March 31,	March 31,	March 31,
	2021	2020	2021	2020

Gross Sales	$12,457,386	$9,703,800	$25,520,568	$20,116,291
Allowances	(658,775)	(304,764)	(1,393,654)	(569,019)
Total Net Sales	11,798,611	9,399,036	24,126,914	19,547,272
Cost of sales	3,643,127	2,732,076	7,073,402	6,432,613

Gross Profit	8,155,484	6,666,960	17,053,512	13,114,659

Operating expenses	12,323,207	12,267,637	22,981,180	24,827,934
(Loss) from operations	(4,167,723)	(5,600,677)	(5,927,668)	(11,713,275)
Realized and Unrealized gain (loss) on marketable and other securities, including impairments	2,852	(813,152)	545,562	(875,162)
(Increase) decrease of contingent liability	(8,871,000)	21,261,994	(17,371,000)	38,160,000
Interest (expense) income	(10,603)	35,607	(20,990)	42,875
Income (loss) before provision for income taxes	(13,046,474)	14,883,772	(22,774,096)	25,614,438

Benefit for income taxes	536,000	-	868,000	2,240,300
Net (Loss) Income from continuing operations	(12,510,474)	14,883,772	(21,906,096)	27,854,738
Net (Loss) from discontinued operations, net of tax (Note 14)	-	-	-	(41,202)
Net (Loss) Income	(12,510,474)	14,883,772	(21,906,096)	27,813,536
Preferred dividends	560,280	100,016	660,330	166,750

Net (Loss) Income attributable to cbdMD, Inc. common shareholders	$(13,070,754)	$14,783,756	$(22,566,426)	$27,646,786

Net (Loss) Income per share:
Basic earnings per share	(0.24)	0.41	(0.43)	0.76
Diluted earnings per share	(0.24)	0.40	(0.43)	0.74
Weighted average number of shares Basic:	53,471,607	36,503,005	52,793,872	36,503,005
Weighted average number of shares Diluted:	53,471,607	36,336,505	52,793,872	37,336,505

cbdMD, INC.
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
FOR THE THREE AND SIX MONTHS ENDED DMARCH 31, 2021 AND 2020
(Unaudited)

	Three Months	Three Months	Six Months	Six Months
	Ended	Ended	Ended	Ended
	March 31,	March 31,	March 31,	March 31,
	2021	2020	2021	2020

Net (Loss) Income	$(12,510,474)	$14,883,772	$(21,906,096)	$27,813,536
Comprehensive (Loss) Income	(12,510,474)	14,883,772	(21,906,096)	27,813,536

Preferred dividends	(560,280)	(100,016)	(660,330)	(116,750)
Comprehensive (Loss) Income attributable to cbdMD, inc. common shareholders	$(13,070,754)	$14,783,756	$(22,566,426)	$27,696,786

cbdMD, INC.
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED MARCH 31, 2021 AND 2020
(unaudited)

	Six Months	Six Months
	Ended	Ended
	March 31,	March 31,
	2021	2020

Cash flows from operating activities:
Net (Loss) Income	$(21,906,096)	$27,813,536
Adjustments to reconcile net (income) loss to net
cash used by operating activities:
Stock based compensation	451,527	972,225
Restricted stock expense	547,140	138,000
Issuance of stock / warrants for service	155,695	28,250
Impairment on discontinued operations asset	-	38,002
Depreciation and amortization	473,324	287,457
Other than temporary impairment other securities and other accounts receivable	-	760,000
Increase/(Decrease) in contingent liability	17,371,000	(38,160,000)
Realized and unrealized loss of Marketable and other securities	(5,562)	115,162
Merchant reserve settlement	-	132,657
Termination benefit	352,279	-
Non-cash lease expense	611,298	585,020
Changes in operating assets and liabilities:
Accounts receivable	(936,983)	763,303
Deposits	1,125	(22,365)
Merchant reserve	-	106,590
Inventory	271,815	(2,270,110)
Prepaid inventory	(190,451)	386,149
Prepaid expenses and other current assets	44,408	649,308
Accounts payable and accrued expenses	(1,366,373)	849,113
Operating lease liability	(540,664)	(496,834)
Note payable	-	175,124
Deferred revenue / customer deposits	(41,418)	(7,339)
Collection on discontinued operations accounts receivable	424,917	250,000
Deferred tax liability	(868,000)	(2,240,300)
Cash used by operating activities	(5,151,019)	(9,147,052)

Cash flows from investing activities:
Proceeds from sale of other investment securities	(750,000)	-
Purchase of property and equipment	(226,542)	(1,796,346)
Cash provided (used) by investing activities	(976,542)	(1,796,346)

Cash flows from financing activities:
Proceeds from issuance of common stock	-	16,771,756
Proceeds from issuance of preferred stock	15,798,115	4,421,928
Note payable	(123,268)	-
Preferred dividend distribution	(660,330)	(166,750)
Deferred issuance costs	-	62,197
Cash provided by financing activities	15,014,517	21,089,131
Net increase (decrease) in cash	8,886,956	10,145,733
Cash and cash equivalents, beginning of period	14,824,644	4,689,966
Cash and cash equivalents, end of period	$23,711,600	$14,835,699

Supplemental Disclosures of Cash Flow Information:

	Six Months	Six Months
	Ended	Ended
	March 31,	March 31,
	2021	2020

Cash Payments for:
Interest expense	$7,117	$17,097

Non-cash financial activities:
Issuance of Contingent earnout shares:	$11,271,000	$-
Warrants issued to representative	$254,950	$524,113

cbdMD, Inc.
SUPPLEMENTAL FINANCIAL INFORMATION
RECONCILIATION OF NON-GAAP ADJUSTED INCOME (LOSS) FROM OPERATIONS

	Three Months	Three Months	Six Months	Six Months
	Ended	Ended	Ended	Ended
	March 31,	March 31,	March 31,	March 31,
	2021	2020	2021	2020

(Unaudited)

GAAP (loss) from operations	$(4,167,723)	$(5,600,677)	$(5,927,668)	$(11,721,275)
Adjustments:
Depreciation	240,517	174,205	473,323	287,457
Employee and director stock compensation (1)	825,833	435,301	1,090,007	1,115,875
Other non-cash stock compensation for services (2)	33,358	55,479	69,071	146,548
Accrual for severance	299,610	-	703,022	-
Accrual / expenses for discretionary bonus	-	-	300,000	222,500
Non-GAAP adjusted (loss) from operations	$(2,768,405)	$(4,935,692)	$(3,292,245)	$(9,948,895)

(1) Represents non-cash expense related to options and restricted stock expenses that have been amortized during the period.
(2) Represents non-cash expense related to restricted stock expenses that have been amortized during the period.

Contacts

PR:
5W Public Relations
cbdMD@5wpr.com
(212) 999-5585

Investors:
cbdMD, Inc.
John Weston
Director of Investor Relations
John.Weston@cbdMD.com
(704) 249-9515